UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 5, 2005
Date of Report (Date of Earliest Event Reported)

BabyUniverse, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 NW 9th Avenue, Suite 104 Fort Lauderdale, Florida 33309
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (954) 771-5160

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On October 5, 2005, BabyUniverse, Inc. (the “Company”) notified Lieberman & Associates, P.A. (“Lieberman “) that effective October 5, 2005 the Company decided to discontinue its engagement of Lieberman as the Company’s independent registered public accounting firm.  The decision to discontinue its engagement of Lieberman was made and approved by the Audit Committee of the Board of Directors.

The audit report of Lieberman on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit report of Lieberman on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 contained an explanatory paragraph regarding the restatement of the financial statements.

During the two most recent fiscal years and the subsequent interim period through October 5, 2005, the Company had no disagreements with Lieberman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Lieberman to make reference to the subject matter of the disagreement in connection with its reports.  In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Lieberman with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that Lieberman furnish the Company with a letter addressed to the SEC stating whether Lieberman agrees with the statements made by the registrant in this Report on Form 8-K and, if not, stating the respects in which it does not agree.  A copy of Lieberman’s letter dated October 5, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountant

Effective as of October 5, 2005, the Company engaged Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) as its new independent registered public accounting firm.  The decision to engage Singer Lewak was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through October 5, 2005, the Company has not consulted with Singer Lewak regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.  The Company provided Singer Lewak with a copy of this Form 8-K prior to filing it with the SEC.

ITEM 9.01.     Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

16.1	Letter of Lieberman & Associates, P.A. dated October 5, 2005
99.1	Press release, dated October 5, 2005, issued by BabyUniverse, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.

By:	/s/ Robert M. Brown

Robert M. Brown Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: October 5, 2005

Exhibit Index

Exhibit Number	Description

16.1	Letter of Lieberman & Associates, P.A. dated October 5, 2005
99.1	Press release, dated October 5, 2005, issued by BabyUniverse, Inc.